UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2007

EXPRESS SCRIPTS, INC.

(Exact Name of Registrant as Specified in its Charter)

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DELAWARE (State or Other Jurisdiction of Incorporation)	0-20199 (Commission File Number)	43-1420563 (I.R.S. Employer Identification No.)
13900 Riverport Drive Maryland Heights, MO (Address of Principal Executive Offices)		63043 (Zip Code)
Registrant’s telephone number including area code: (314) 770-1666
No change since last report (Former Name or Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 31, 2007, Express Scripts, Inc., issued two press releases. These press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report and are incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

99.1	Express Scripts, Inc. press release, dated January 31, 2007.

99.2	Express Scripts, Inc. press release, dated January 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC

		By:	/s/ Thomas M. Boudreau
		Name:	Thomas M. Boudreau
		Title:	Senior Vice President and General Counsel
Dated:	January 31, 2007

Exhibit Index

Exhibit No.	Exhibit
99.1	Express Scripts, Inc. press release, dated January 31, 2007.
99.2	Express Scripts, Inc. press release, dated January 31, 2007.